EXHIBIT 99.1

RR DONNELLEY	NEWS RELEASE

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

Highlights:

➢	Third-Quarter GAAP net earnings of $175.0 million or $0.80 per diluted share in 2007 compared to $164.7 million or $0.75 per diluted share in 2006
➢	Third-Quarter 2007 Non-GAAP net earnings of $177.8 million or $0.81 per diluted share in 2007 compared to $146.2 million or $0.67 per diluted share in 2006
➢	Increased full-year 2007 Non-GAAP net earnings per diluted share guidance to $2.85 to $2.88 from its previous guidance of $2.70 to $2.75
➢	Repurchased 3.6 million shares of common stock since August 1, 2007, bringing the 2007 year-to-date total to 7.6 million shares; remaining share repurchase authorization of 6.4 million shares

CHICAGO, October 30, 2007 — R.R. Donnelley & Sons Company (NYSE: RRD) today reported third-quarter 2007 net earnings of $175.0 million or $0.80 per diluted share on net sales of $2.9 billion compared to net earnings of $164.7 million or $0.75 per diluted share on net sales of $2.3 billion in the third quarter of 2006. Third-quarter net earnings included pre-tax charges for restructuring ($18.4 million) and impairment ($1.5 million) totaling $19.9 million in 2007 and restructuring charges of $6.6 million in 2006, substantially all related to the reorganization of certain operations and the exiting of certain business activities. The company’s effective tax rate decreased to 25.1% in the third quarter of 2007 from 27.2% in the third quarter of 2006, primarily due to the lowering of the statutory rate in the United Kingdom that generated a $9.3 million reduction in net deferred tax liabilities, a greater proportion of earnings generated in lower tax jurisdictions and an increased benefit from the domestic manufacturing deduction in the third quarter of 2007 that more than offset the $23.5 million tax benefit from the realization of a U.S. deferred tax asset in the third quarter of 2006.

The company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP (Generally Accepted Accounting Principles) measures, are useful because that information is an appropriate measure for evaluating the company’s operating performance. Internally, the company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to these indicators. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Non-GAAP net earnings totaled $177.8 million or $0.81 per diluted share in the third quarter of 2007 compared to $146.2 million or $0.67 per diluted share in the third quarter of 2006. Non-GAAP net earnings exclude restructuring and impairment charges and the tax benefit due to a reduction in net deferred tax liabilities in the third quarter of 2007 and restructuring charges, the tax benefit from the realization of a U.S. deferred tax asset and the net loss from discontinued operations in the third quarter of 2006. For non-GAAP comparison purposes, the effective tax rate decreased to 29.9% in the third quarter of 2007 from 37.3% in the third quarter of 2006, primarily reflecting a greater proportion of earnings generated in lower tax jurisdictions and an increased benefit from the domestic manufacturing deduction. A reconciliation of GAAP net earnings to non-GAAP net earnings for these adjustments is presented in the attached tables.

“We are pleased with our results for the third quarter,” said Thomas J. Quinlan III, RR Donnelley’s President and Chief Executive Officer. “Our consolidated revenue growth rate, pro

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

forma for acquisitions, increased from the second quarter. By leveraging our global platform to drive efficiency and through our productivity efforts, we continued to close the margin gap between the historically lower margin businesses we acquired in 2007 and our historical margins. The integration of the acquisitions is proceeding as planned.”

Quinlan added, “Our strong balance sheet, liquidity and generation of $783 million in cash from continuing operations through nine months of 2007 enabled us to deliver on our promise of employing a balanced approach to the deployment of capital. In addition to our investments in the business and payment of our dividend, we repurchased 7.6 million shares thus far this year and, subsequent to the quarter-end, we announced the planned acquisition of Cardinal Brands, a business that complements well our TOPS® product offering.”

Business Review (Continuing Operations)

Due to a previously announced reorganization of managerial responsibilities, effective with the reporting of third-quarter 2007 results, the company reports its results in two reportable segments: 1) U.S. Print and Related Services and 2) International. The company reports, as Corporate, its unallocated expenses associated with general and administrative activities. The company has also conformed prior-period financial results to reflect this segment change in all periods presented.

Summary

During 2007, we acquired Banta Corporation, Perry Judd’s and Von Hoffmann, which in aggregate carried a lower operating margin historically than we have been able to achieve. Our proven financial discipline and approach to achieving productivity increases already have had a positive margin impact on these operations, and we see opportunities for continued improvement.

Net sales in the quarter were $2.9 billion, an increase of 26.0% from the third quarter of 2006. The increase was due to acquisitions, new customer wins, increased volume with existing customers and favorable foreign exchange comparisons, offset in part by continued price pressure. The gross margin rate decreased to 27.1% in the third quarter of 2007 from 28.2% in the third quarter of 2006 reflecting pricing pressure and an unfavorable business mix that more than offset the benefits from higher sales volume and our productivity efforts. SG&A expense as a percentage of net sales decreased to 11.0% in the third quarter of 2007 from 11.6% in the third quarter of 2006, reflecting the benefits of our integration and productivity efforts. Operating margin, which was negatively impacted by charges for impairment and restructuring totaling $19.9 million in the third quarter of 2007 and by restructuring charges of $6.6 million in the third quarter of 2006 as well as the inclusion of the acquisitions, was 10.1% in the third quarter of 2007 compared to 11.3% in the third quarter of 2006.

Excluding charges for restructuring and impairment, non-GAAP operating margin decreased to 10.8% in the third quarter of 2007 from 11.6% in the third quarter of 2006, reflecting the inclusion of the acquired companies that collectively carried a lower margin historically as well as increased employee incentive compensation expense which more than offset the benefit from higher sales volume and our productivity efforts. Reconciliations of GAAP operating income and margin to non-GAAP operating income and margin are presented in the attached tables.

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

Segments

Net sales for the U.S. Print and Related Services segment increased 23.8% to $2.2 billion from the third quarter of 2006 due to the Banta, Perry Judd’s and Von Hoffmann acquisitions as well as sales increases in our book, financial print, logistics, office products and catalog offerings, offset in part by decreases in sales of directories, direct mail, statement printing and short-run commercial print. The segment’s operating margin, which was negatively impacted by charges for restructuring and impairment of $11.8 million in the third quarter of 2007 and by restructuring charges of $0.8 million in the third quarter of 2006, decreased to 12.8% in the third quarter of 2007 from 14.3% in the third quarter of 2006. Excluding restructuring and impairment charges, the segment’s non-GAAP operating margin decreased to 13.4% in the third quarter of 2007 from 14.3% in the third quarter of 2006 reflecting higher expense for employee incentives and non-cash purchase accounting-related amortization expenses that more than offset the benefits of our productivity initiatives.

Net sales for the International segment increased 33.1% to $748.3 million from the third quarter of 2006 due to the acquisition of Banta, sales growth in business process outsourcing, strong sales in export book volume from Asia and higher sales of books, forms, labels and commercial printing in Latin America as well as favorable foreign exchange comparisons. The segment’s operating margin, which was negatively impacted by restructuring charges of $3.8 million in the third quarter of 2007 and $3.5 million in the third quarter of 2006, decreased to 7.2% in the third quarter of 2007 from 9.7% in the third quarter of 2006. Excluding restructuring charges, non-GAAP operating margin decreased to 7.7% in the third quarter of 2007 from 10.3% in the third quarter of 2006 due to continued price pressure and an unfavorable business mix.

Unallocated Corporate operating expenses decreased to $36.1 million in the third quarter of 2007 from $42.8 million in the third quarter of 2006. Excluding restructuring charges of $4.3 million in the third quarter of 2007 and $2.3 million in the third quarter of 2006, unallocated Corporate operating expenses decreased $8.7 million from the third quarter of 2006 to $31.8 million reflecting lower expenses for share-based and employee incentive compensation as well as the benefits of our productivity efforts.

Outlook—2007 Full-Year Non-GAAP EPS from Continuing Operations

For the full year of 2007, RR Donnelley has increased its guidance and is now projecting non-GAAP net earnings per diluted share to be in the range of $2.85 to $2.88 from its previous guidance of $2.70 to $2.75. This guidance assumes no additional shares repurchased under the authorization available to the company. The non-GAAP effective tax rate for 2007 is expected to be approximately 31.9%.

GAAP net earnings per diluted share from continuing operations in 2007 may include restructuring, impairment and integration charges, the resolution of certain tax items and other items that are not currently determinable, but may be significant. For that reason, the company is unable to provide full-year GAAP net earnings estimates at this time.

Conference Call

RR Donnelley will host a conference call and simultaneous webcast to discuss its third-quarter results today, Tuesday, October 30, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). The live webcast will be accessible on RR Donnelley’s web site: http://www.rrdonnelley.com. Individuals wishing to participate can join the conference call by dialing 706.634.1139. A webcast replay will be archived on the Company’s web site for 30 days after the call. In

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

addition, a telephonic replay of the call will be available for seven days at 706.645.9291, passcode 20133166.

About RR Donnelley

RR Donnelley (NYSE: RRD) is the world’s premier full-service provider of print and related services, including business process outsourcing. Founded more than 140 years ago, the company provides products and solutions in commercial printing, direct mail, financial printing, print fulfillment, labels, forms, logistics, call centers, transactional print-and-mail, print management, online services, digital photography, color services, and content and database management to customers in the publishing, healthcare, advertising, retail, technology, financial services and many other industries. The largest companies in the world and others rely on RR Donnelley’s scale, scope and insight through a comprehensive range of online tools, variable printing services and market-specific solutions. For more information, visit the company’s web site at www.rrdonnelley.com.

Contact Information

Media:	Investors:
Doug Fitzgerald	Dan Leib
EVP, Communications	SVP, Finance
312-326-7740	312-326-7710
doug.fitzgerald@rrd.com	dan.leib@rrd.com

Use of Forward-Looking Statements

This news release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this news release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The company does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events. The factors that could cause material differences in the expected results of RR Donnelley include, without limitation, the following: the successful execution and integration of acquisitions and the performance of the company’s businesses following acquisitions; the ability to implement comprehensive plans for the integration of the sales force, cost containment, asset rationalization and other key strategies; competitive pressures in all markets in which the company operates; factors that affect customer demand, including changes in postal rates and postal regulations, changes in the capital markets, changes in advertising markets, the rate of migration from paper-based forms to digital format, customers’ budgetary constraints and customers’ changes in short-range and long-range plans; shortages or changes in availability, or increases in costs of, key materials (such as ink, paper and fuel); and other risks and uncertainties described in RR Donnelley’s periodic filings with the Securities and Exchange Commission (SEC). Readers are strongly encouraged to read the full cautionary statements contained in RR Donnelley’s filings with the SEC.

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R. R. Donnelley & Sons Company

Consolidated Balance Sheets

As of September 30, 2007 and December 31, 2006

(UNAUDITED)

(In millions, except per share data)

	September 30, 2007	December 31, 2006
Assets

Current Assets
Cash and cash equivalents	$343.0	$211.4
Restricted cash equivalents	59.6	—
Receivables, less allowance for doubtful accounts	2,160.6	1,638.6
Inventories	710.2	501.8
Prepaid expenses and other current assets	94.5	70.4
Deferred income taxes	126.1	94.8

Total Current Assets	3,494.0	2,517.0

Property, plant and equipment - net	2,646.9	2,142.3
Goodwill	3,740.9	2,886.8
Other intangible assets - net	1,329.9	1,119.8
Prepaid pension cost	771.9	638.6
Other noncurrent assets	419.3	331.3

Total Assets	$12,402.9	$9,635.8

Liabilities

Current Liabilities
Accounts payable	968.4	749.1
Accrued liabilities	1,125.8	839.2
Short-term debt and current portion of long-term debt	693.3	23.5

Total Current Liabilities	2,787.5	1,611.8

Long-term debt	3,602.5	2,358.6
Postretirement benefit obligations	306.1	288.0
Deferred income taxes	779.3	604.1
Other noncurrent liabilities	774.9	645.4
Liabilities from discontinued operations	2.8	3.2

Total Liabilities	$8,253.1	$5,511.1

Shareholders’ Equity

Preferred stock, $1.00 par value	—	—
Authorized shares: 2.0; Issued: None

Common stock, $1.25 par value
Authorized shares: 500.0
Issued shares: 243.0 in 2007 and 2006	303.7	303.7

Additional paid-in capital	2,850.0	2,871.8

Retained earnings	1,662.0	1,615.0

Accumulated other comprehensive income	202.5	62.1

Treasury stock, at cost, 26.0 shares in 2007 (2006 - 24.2 shares)	(868.4)	(727.9)

Total Shareholders’ Equity	$4,149.8	$4,124.7

Total Liabilities and Shareholders’ Equity	$12,402.9	$9,635.8

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R. R. Donnelley & Sons Company

Consolidated Statements of Operations

Three and Nine Months Ended September 30, 2007 and 2006

(In millions, except per share data)

(UNAUDITED)

	Three months ended September 30,						Nine months ended September 30,
	2007 GAAP	ADJUSTMENTS TO NON-GAAP	2007 NON-GAAP	2006 GAAP	ADJUSTMENTS TO NON-GAAP	2006 NON-GAAP	2007 GAAP	ADJUSTMENTS TO NON-GAAP	2007 NON-GAAP	2006 GAAP	ADJUSTMENTS TO NON-GAAP	2006 NON-GAAP
Net sales	$2,910.0	$—	$2,910.0	$2,308.7	$—	$2,308.7	$8,498.9	$—	$8,498.9	$6,849.3	$—	$6,849.3

Cost of sales (exclusive of depreciation and amortization shown below)	2,122.4	—	2,122.4	1,656.8	—	1,656.8	6,218.2	—	6,218.2	4,966.2	—	4,966.2
Selling, general and administrative expenses (exclusive of depreciation and amortization shown below)	320.5	—	320.5	268.5	—	268.5	976.7	—	976.7	805.8	—	805.8
Restructuring and impairment charges - net	19.9	(19.9)	—	6.6	(6.6)	—	361.8	(361.8)	—	37.8	(37.8)	—
Depreciation and amortization	152.8	—	152.8	116.0	—	116.0	443.7	—	443.7	345.0	—	345.0

Total operating expenses	2,615.6	(19.9)	2,595.7	2,047.9	(6.6)	2,041.3	8,000.4	(361.8)	7,638.6	6,154.8	(37.8)	6,117.0

Income (loss) from continuing operations	294.4	19.9	314.3	260.8	6.6	267.4	498.5	361.8	860.3	694.5	37.8	732.3

Interest expense - net	59.1	—	59.1	35.2	—	35.2	167.9	—	167.9	105.7	—	105.7
Investment and other income (expense) - net	0.5	—	0.5	0.5	—	0.5	2.3	—	2.3	(4.0)	—	(4.0)

Earnings from continuing operations before income taxes and minority interest	235.8	19.9	255.7	226.1	6.6	232.7	332.9	361.8	694.7	584.8	37.8	622.6

Income tax expense (benefit)	59.3	17.1	76.4	61.4	25.5	86.9	85.5	133.4	218.9	182.1	37.1	219.2
Minority interest	1.5	—	1.5	(0.4)	—	(0.4)	2.9	—	2.9	(1.0)	—	(1.0)

Net earnings (loss) from continuing operations	175.0	2.8	177.8	165.1	(18.9)	146.2	244.5	228.4	472.9	403.7	0.7	404.4

Income (loss) from discontinued operations - net of tax	—	—	—	(0.4)	0.4	—	(0.1)	0.1	—	(1.9)	1.9	—

Net earnings (loss)	$175.0	$2.8	$177.8	$164.7	$(18.5)	$146.2	$244.4	$228.5	$472.9	$401.8	$2.6	$404.4

Earnings per share:
Basic:
Net earnings from continuing operations	$0.80		$0.82	$0.76		$0.68	$1.12		$2.16	$1.87		$1.87
Loss from discontinued operations, net of tax	—		—	—		—	—		—	(0.01)		—

Net earnings	$0.80		$0.82	$0.76		$0.68	$1.12		$2.16	$1.86		$1.87

Diluted:
Net earnings from continuing operations	$0.80		$0.81	$0.75		$0.67	$1.11		$2.15	$1.85		$1.85
Loss from discontinued operations, net of tax	—		—	—		—	—		—	(0.01)		—

Net earnings	$0.80		$0.81	$0.75		$0.67	$1.11		$2.15	$1.84		$1.85

Weighted average common shares outstanding:
Basic	217.8		217.8	216.4		216.4	219.1		219.1	216.1		216.1
Diluted	218.5		218.5	218.8		218.8	220.3		220.3	218.7		218.7

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

IN MILLIONS, EXCEPT PER SHARE AND MARGIN DATA

(UNAUDITED)

	Three months ended September 30, 2007				Three months ended September 30, 2006
	Income (loss) from continuing operations	Operating margin	Net earnings (loss)	Net earnings (loss) per diluted share	Income from continuing operations	Operating margin	Net earnings (loss)	Net earnings per diluted share
GAAP basis measures	$294.4	10.1%	$175.0	$0.80	$260.8	11.3%	$164.7	$0.75
Non-GAAP adjustments:
Restructuring and impairment charges, net (1)	19.9	0.7%	12.1	0.05	6.6	0.3%	4.6	0.03
Income tax adjustments (2)	—	—	(9.3)	(0.04)	—	—	(23.5)	(0.11)
Net loss from discontinued operations (3)	—	—	—	—	—	—	0.4	—

Total non-GAAP adjustments	19.9	0.7%	2.8	0.01	6.6	0.3%	(18.5)	(0.08)

Non-GAAP measures	$314.3	10.8%	$177.8	$0.81	$267.4	11.6%	$146.2	$0.67

(1)	Restructuring and impairment (pre-tax): Operating results for the three months ended September 30, 2007 and 2006 were affected by the following restructuring and impairment charges:

• 2007 included $13.7 million for employee termination costs resulting from the reorganization of certain operations and the exiting of certain business activities; $4.7 million of other restructuring costs, including lease termination costs; and $1.5 million for the impairment of other long-lived assets.

• 2006 included $3.5 million for employee termination costs resulting from the reorganization of certain operations and the exiting of certain business activities and $3.1 million of other restructuring costs, substantially all lease termination costs.

(2)	Income tax adjustments: Income tax expense for the three months ended September 30, 2007 reflects a benefit from a reduction in net deferred tax liabilities due to a decrease in the statutory rate in the United Kingdom.

Income tax expense for the three months ended September 30, 2006 included a benefit from the realization of a U.S. deferred tax asset.

(3)	Net loss from discontinued operations: The net loss from discontinued operations for the three months ended September 30, 2006 primarily reflected the costs resulting from a sub-lessee bankruptcy related to a facility previously occupied by the Company’s package logistics business.

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

IN MILLIONS, EXCEPT PER SHARE AND MARGIN DATA

(UNAUDITED)

	Nine months ended September 30, 2007				Nine months ended September 30, 2006
	Income from continuing operations	Operating margin	Net earnings	Net earnings per diluted share	Income from continuing operations	Operating margin	Net earnings	Net earnings per diluted share
GAAP basis measures	$498.5	5.9%	$244.4	$1.11	$694.5	10.1%	$401.8	$1.84
Non-GAAP adjustments:
Restructuring and impairment charges, net (1)	361.8	4.2%	237.7	1.08	37.8	0.6%	24.2	0.11
Income tax adjustments (2)	—	—	(9.3)	(0.04)	—	—	(23.5)	(0.11)
Net loss from discontinued operations (3)	—	—	0.1	—	—	—	1.9	0.01

Total non-GAAP adjustments	361.8	4.2%	228.5	1.04	37.8	0.6%	2.6	0.01

Non-GAAP measures	$860.3	10.1%	$472.9	$2.15	$732.3	10.7%	$404.4	$1.85

(1)	Restructuring and impairment (pre-tax): Operating results for the six months ended September 30, 2007 and 2006 were affected by the following restructuring and impairment charges:

• 2007 included $316.1 million for the write-off of the Moore Wallace, OfficeTiger, and other trade names; $34.7 million for employee termination costs resulting from the reorganization of certain operations and the exiting of certain business activities; $8.8 million of other restructuring costs, including lease termination costs; and $2.2 million for the impairment of other long-lived assets.

• 2006 included $27.2 million for employee termination costs resulting from the reorganization of certain operations and the exiting of certain business activities; $8.3 million of other restructuring costs, including lease termination costs; and $2.3 million for the impairment of other long-lived assets.

(2)	Income tax adjustments: Income tax expense for the nine months ended September 30, 2007 reflects a benefit from a reduction in net deferred tax liabilities due to a decrease in the statutory rate in the United Kingdom.

Income tax expense for the nine months ended September 30, 2006 included a benefit from the realization of a U.S. deferred tax asset.

(3)	Net loss from discontinued operations: The net loss from discontinued operations for the nine months ended September 30, 2007 and 2006 primarily reflected the costs resulting from a sub-lessee bankruptcy related to a facility previously occupied by the Company’s package logistics business.

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Margin Reconciliation

For the three months ended March 31, 2007 and 2006

$ IN MILLIONS

(UNAUDITED)

	U.S. Print and Related Services	International	Corporate	Consolidated
Three Months Ended March 31, 2007
Net Sales	$2,101.7	$690.8	$—	$2,792.6
Operating Expense	1,842.4	637.4	54.3	2,534.1

Operating Income (Loss)	259.3	53.5	(54.3)	258.5
Operating Margin %	12.3%	7.7%	nm	9.3%

Non-GAAP Adjustments
Restructuring charges	4.8	2.4	4.1	11.3
Impairment charges	—	0.1	—	0.1
Integration charges	—	—	—	—

Total Non-GAAP Adjustments	4.8	2.5	4.1	11.4

Operating income (loss) excluding restructuring, impairment and integration charges	$264.1	$56.0	$(50.2)	$269.9

Operating margin before restructuring, impairment and integration charges %	12.6%	8.1%	nm	9.7%

Depreciation and amortization	93.8	39.6	8.7	142.2
Capital expenditures	71.8	33.4	4.2	109.4

Three Months Ended March 31, 2006
Net Sales	$1,765.4	$501.5	$—	$2,266.9
Operating Expense	1,554.3	452.3	48.4	2,055.0

Operating Income (Loss)	211.1	49.3	(48.4)	211.9
Operating Margin %	12.0%	9.8%	nm	9.3%

Non-GAAP Adjustments
Restructuring charges	9.2	1.0	6.0	16.2
Impairment charges	0.4	—	—	0.4
Integration charges	—	—	—	—

Total Non-GAAP Adjustments	9.6	1.0	6.0	16.6

Operating income (loss) excluding restructuring, impairment and integration	$220.7	$50.3	$(42.4)	$228.5

Operating margin before restructuring, impairment and integration charges %	12.5%	10.0%	nm	10.1%

Depreciation and amortization	77.4	29.6	7.8	114.8
Capital expenditures	73.4	14.2	3.3	90.9

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Margin Reconciliation

For the three months ended June 30, 2007 and 2006

$ IN MILLIONS

(UNAUDITED)

	U.S. Print and Related Services	International	Corporate	Consolidated
Three Months Ended June 30, 2007
Net Sales	$2,069.3	$727.1	$—	$2,796.3
Operating Expense	2,065.5	741.6	43.6	2,850.7

Operating Income (Loss)	3.8	(14.5)	(43.6)	(54.4)
Operating Margin %	0.2%	(2.0)%	nm	(1.9)%

Non-GAAP Adjustments
Restructuring charges	5.3	6.9	1.6	13.8
Impairment charges	258.0	58.7	—	316.7
Integration charges	—	—	—	—

Total Non-GAAP Adjustments	263.3	65.6	1.6	330.5

Operating income (loss) excluding restructuring, impairment and integration charges	$267.1	$51.1	$(42.0)	$276.1

Operating margin before restructuring, impairment and integration charges %	12.9%	7.0%	nm	9.9%

Depreciation and amortization	100.1	40.0	8.5	148.7
Capital expenditures	66.6	55.0	5.8	127.4

Three Months Ended June 30, 2006
Net Sales	$1,735.6	$538.2	$—	$2,273.7
Operating Expense	1,503.2	495.1	53.8	2,052.0

Operating Income (Loss)	232.4	43.1	(53.8)	221.7
Operating Margin %	13.4%	8.0%	nm	9.8%

Non-GAAP Adjustments
Restructuring charges	5.3	6.7	0.7	12.7
Impairment charges	0.3	1.6	—	1.9
Integration charges	—	—	—	—

Total Non-GAAP Adjustments	5.6	8.3	0.7	14.6

Operating income (loss) excluding restructuring, impairment and integration	$238.0	$51.4	$(53.1)	$236.3

Operating margin before restructuring, impairment and integration charges %	13.7%	9.5%	nm	10.4%

Depreciation and amortization	76.0	31.0	7.1	114.2
Capital expenditures	67.7	16.4	2.7	86.8

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Margin Reconciliation

For the three months ended September 30, 2007 and 2006

$ IN MILLIONS

(UNAUDITED)

	U.S. Print and Related Services	International	Corporate	Consolidated
Three Months Ended September 30, 2007
Net Sales	$2,161.7	$748.3	$—	$2,910.0
Operating Expense	1,884.8	694.7	36.1	2,615.6

Operating Income (Loss)	276.9	53.6	(36.1)	294.4
Operating Margin %	12.8%	7.2%	nm	10.1%

Non-GAAP Adjustments
Restructuring charges	10.3	3.8	4.3	18.4
Impairment charges	1.5	—	—	1.5
Integration charges	—	—	—	—

Total Non-GAAP Adjustments	11.8	3.8	4.3	19.9

Operating income (loss) excluding restructuring, impairment and integration charges	$288.7	$57.4	$(31.8)	$314.3

Operating margin before restructuring, impairment and integration charges %	13.4%	7.7%	nm	10.8%

Depreciation and amortization	103.0	41.0	8.8	152.8
Capital expenditures	51.4	26.5	6.4	84.3

Three Months Ended September 30, 2006
Net Sales	$1,746.5	$562.2	$—	$2,308.7
Operating Expense	1,497.4	507.7	42.8	2,047.9

Operating Income (Loss)	249.1	54.5	(42.8)	260.8
Operating Margin %	14.3%	9.7%	nm	11.3%

Non-GAAP Adjustments
Restructuring charges	0.8	3.5	2.3	6.6
Impairment charges	—	—	—	—
Integration charges	—	—	—	—

Total Non-GAAP Adjustments	0.8	3.5	2.3	6.6

Operating income (loss) excluding restructuring, impairment and integration	$249.9	$58.0	$(40.5)	$267.4

Operating margin before restructuring, impairment and integration charges %	14.3%	10.3%	nm	11.6%

Depreciation and amortization	76.4	32.4	7.2	116.0
Capital expenditures	58.1	14.5	7.9	80.5

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Margin Reconciliation

For the nine months ended September 30, 2007 and 2006

$ IN MILLIONS

(UNAUDITED)

	U.S. Print and Related Services	International	Corporate	Consolidated
Nine Months Ended September 30, 2007
Net Sales	$6,332.7	$2,166.2	$—	$8,498.9
Operating Expense	5,792.8	2,073.6	134.0	8,000.4

Operating Income (Loss)	539.9	92.6	(134.0)	498.5
Operating Margin %	8.5%	4.3%	nm	5.9%

Non-GAAP Adjustments
Restructuring charges	20.4	13.1	10.0	43.5
Impairment charges	259.5	58.8	—	318.3
Integration charges	—	—	—	—

Total Non-GAAP Adjustments	279.9	71.9	10.0	361.8

Operating income (loss) excluding restructuring, impairment and integration charges	$819.8	$164.5	$(124.0)	$860.3

Operating margin before restructuring, impairment and integration charges %	12.9%	7.6%	nm	10.1%

Depreciation and amortization	297.0	120.6	26.1	443.7
Capital expenditures	189.8	114.9	16.4	321.1

Nine Months Ended September 30, 2006
Net Sales	$5,247.5	$1,601.8	$—	$6,849.3
Operating Expense	4,554.9	1,454.9	145.0	6,154.8

Operating Income (Loss)	692.6	146.9	(145.0)	694.5
Operating Margin %	13.2%	9.2%	nm	10.1%

Non-GAAP Adjustments
Restructuring charges	15.3	11.2	9.0	35.5
Impairment charges	0.7	1.6	—	2.3
Integration charges	—	—	—	—

Total Non-GAAP Adjustments	16.0	12.8	9.0	37.8

Operating income (loss) excluding restructuring, impairment and integration	$708.6	$159.7	$(136.0)	$732.3

Operating margin before restructuring, impairment and integration charges %	13.5%	10.0%	nm	10.7%

Depreciation and amortization	229.7	93.0	22.3	345.0
Capital expenditures	199.2	45.1	13.9	258.2

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Margin Reconciliation

For the three and twelve months ended December 31, 2006

$ IN MILLIONS

(UNAUDITED)

	U.S. Print and Related Services	International	Corporate	Consolidated
Three Months Ended December 31, 2006
Net Sales	$1,894.2	$573.2	$—	$2,467.3
Operating Expense	1,661.8	677.2	72.1	2,411.1

Operating Income (Loss)	232.4	(104.0)	(72.1)	56.2
Operating Margin %	12.3%	(18.1)%	nm	2.3%

Non-GAAP Adjustments
Restructuring charges	6.3	5.3	18.1	29.7
Impairment charges	1.2	137.0	0.4	138.6
Integration charges	—	—	—	—

Total Non-GAAP Adjustments	7.5	142.3	18.5	168.3

Operating income (loss) excluding restructuring, impairment and integration charges	$239.9	$38.3	$(53.6)	$224.5

Operating margin before restructuring, impairment and integration charges %	12.7%	6.7%	nm	9.1%

Depreciation and amortization	76.8	34.6	7.0	118.3
Capital expenditures	65.0	43.1	8.0	116.1

Twelve Months Ended December 31, 2006
Net Sales	$7,141.6	$2,175.0	$—	$9,316.6
Operating Expense	6,216.6	2,132.1	217.2	8,565.9

Operating Income (Loss)	925.0	42.9	(217.2)	750.7
Operating Margin %	13.0%	2.0%	nm	8.1%

Non-GAAP Adjustments
Restructuring charges	21.7	16.4	27.1	65.2
Impairment charges	1.9	138.6	0.4	140.9
Integration charges	—	—	—	—

Total Non-GAAP Adjustments	23.6	155.0	27.5	206.1

Operating income (loss) excluding restructuring, impairment and integration	$948.6	$197.9	$(189.7)	$956.8

Operating margin before restructuring, impairment and integration charges %	13.3%	9.1%	nm	10.3%

Depreciation and amortization	306.4	127.6	29.3	463.3
Capital expenditures	264.0	88.4	21.9	374.3

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Cash Flows

For the nine months ended September 30, 2007 and 2006

IN MILLIONS

(UNAUDITED)

	2007	2006
Operating Activities

Net earnings	$244.4	$401.8

Net loss from discontinued operations	0.1	1.9

Adjustment to reconcile net earnings to cash provided by operating activities	681.9	430.9

Changes in operating assets and liabilities	(143.7)	(267.8)

Net cash provided by operating activities of continuing operations	782.7	566.8
Net cash used in operating activities of discontinued operations	(0.5)	(0.7)

Net cash provided by operating activities	782.2	566.1

Net cash used in investing activities of continuing operations	(2,228.2)	(500.3)

Net cash used in investing activities	(2,228.2)	(500.3)

Net cash provided by (used in) financing activities of continuing operations	1,559.0	(187.9)

Net cash provided by (used in) financing activities	1,559.0	(187.9)

Effect of exchange rate on cash and cash equivalents	18.6	6.1

Net increase (decrease) in cash and cash equivalents	131.6	(116.0)

Cash and cash equivalents at beginning of period	211.4	366.7

Cash and cash equivalents at end of period	$343.0	$250.7

Supplemental non-cash disclosure:
Use of restricted cash to fund obligations associated with deferred compensation plans	$35.8	$—
Acquisition of assets through direct financing	$—	$10.8

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R.R. Donnelley & Sons Company

Revenue Reconciliation Reported to Pro Forma

For the three months ended March 31, 2007 and 2006

$ IN MILLIONS

(UNAUDITED)

	Reported net sales	Adjustment for net sales of acquired businesses	Pro forma net sales
Three Months Ended March 31, 2007
U.S. Print and Related Services	$2,101.7	$116.0	$2,217.7
International	690.8	9.2	700.0

Consolidated	$2,792.6	$125.2	$2,917.8

Three Months Ended March 31, 2006
U.S. Print and Related Services	$1,765.4	$426.4	$2,191.8
International	501.5	129.9	631.4

Consolidated	$2,266.9	$556.3	$2,823.2

Net sales change
U.S. Print and Related Services	19.1%		1.2%
International	37.8%		10.9%
Consolidated	23.2%		3.3%

The reported results of the company include the results of acquired businesses from the acquisition date forward. The company has provided this schedule to reconcile reported net sales for the three months ended March 31, 2007 and 2006 to pro forma net sales as if the acquisitions took place at the beginning of the respective periods.

For the three months ended March 31, 2007 the adjustment for net sales of acquired businesses reflects the net sales of Banta Corporation (acquired January 9, 2007) and Perry Judd’s Holdings Incorporated (acquired January 24, 2007).

For the three months ended March 31, 2006 the adjustment for net sales of acquired businesses reflects the net sales of OfficeTiger Holdings, Inc. (acquired April 27, 2006), Banta Corporation (acquired January 9, 2007) and Perry Judd’s Holdings Incorporated (acquired January 24, 2007).

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R.R. Donnelley & Sons Company

Revenue Reconciliation Reported to Pro Forma

For the three months ended June 30, 2007 and 2006

$ IN MILLIONS

(UNAUDITED)

	Reported net sales	Adjustment for net sales of acquired businesses	Pro forma net sales
Three Months Ended June 30, 2007
U.S. Print and Related Services	$2,069.3	$40.9	$2,110.2
International	727.1	—	727.1

Consolidated	$2,796.3	$40.9	$2,837.2

Three Months Ended June 30, 2006
U.S. Print and Related Services	$1,735.6	$396.8	$2,132.4
International	538.2	115.9	654.1

Consolidated	$2,273.7	$512.7	$2,786.4

Net sales change
U.S. Print and Related Services	19.2%		-1.0%
International	35.1%		11.2%
Consolidated	23.0%		1.8%

The reported results of the company include the results of acquired businesses from the acquisition date forward. The company has provided this schedule to reconcile reported net sales for the three months ended June 30, 2007 and 2006 to pro forma net sales as if the acquisitions took place at the beginning of the respective periods.

For the three months ended June 30, 2007 the adjustment for net sales of acquired businesses reflects the net sales of Von Hoffmann (acquired May 16, 2007).

For the three months ended June 30, 2006 the adjustment for net sales of acquired businesses reflects the net sales of OfficeTiger Holdings, Inc. (acquired April 27, 2006), Banta Corporation (acquired January 9, 2007), Perry Judd’s Holdings Incorporated (acquired January 24, 2007) and Von Hoffmann (acquired May 16, 2007).

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R.R. Donnelley & Sons Company

Revenue Reconciliation Reported to Pro Forma

For the three months ended September 30, 2007 and 2006

$ IN MILLIONS

(UNAUDITED)

	Reported net sales	Adjustment for net sales of acquired businesses	Pro forma net sales
Three Months Ended September 30, 2007
U.S. Print and Related Services	$2,161.7	$—	$2,161.7
International	748.3	—	748.3

Consolidated	$2,910.0	$—	$2,910.0

Three Months Ended September 30, 2006
U.S. Print and Related Services	$1,746.5	$411.7	$2,158.2
International	562.2	111.3	673.5

Consolidated	$2,308.7	$523.0	$2,831.7

Net sales change
U.S. Print and Related Services	23.8%		0.2%
International	33.1%		11.1%
Consolidated	26.0%		2.8%

The reported results of the company include the results of acquired businesses from the acquisition date forward. The company has provided this schedule to reconcile reported net sales for the three months ended September 30, 2007 and 2006 to pro forma net sales as if the acquisitions took place at the beginning of the respective periods.

For the three months ended September 30, 2006 the adjustment for net sales of acquired businesses reflects the net sales of Banta Corporation (acquired January 9, 2007), Perry Judd’s Holdings Incorporated (acquired January 24, 2007) and Von Hoffmann (acquired May 16, 2007).

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R.R. Donnelley & Sons Company

Revenue Reconciliation Reported to Pro Forma

For the nine months ended September 30, 2007 and 2006

$ IN MILLIONS

(UNAUDITED)

	Reported net sales	Adjustment for net sales of acquired businesses	Pro forma net sales
Nine Months Ended September 30, 2007
U.S. Print and Related Services	$6,332.7	$156.9	$6,489.6
International	2,166.2	9.2	2,175.4

Consolidated	$8,498.9	$166.1	$8,665.0

Nine Months Ended September 30, 2006
U.S. Print and Related Services	$5,247.5	$1,234.8	$6,482.3
International	1,601.8	357.1	1,958.9

Consolidated	$6,849.3	$1,591.9	$8,441.2

Net sales change
U.S. Print and Related Services	20.7%		0.1%
International	35.2%		11.1%
Consolidated	24.1%		2.7%

The reported results of the company include the results of acquired businesses from the acquisition date forward. The company has provided this schedule to reconcile reported net sales for the nine months ended September 30, 2007 and 2006 to pro forma net sales as if the acquisitions took place at the beginning of the respective periods.

For the nine months ended September 30, 2007, the adjustment for net sales of acquired businesses reflects the net sales of Banta Corporation (acquired January 9, 2007), Perry Judd’s Holdings Incorporated (acquired January 24, 2007), and Von Hoffmann (acquired May 16, 2007).

For the nine months ended September 30, 2006 the adjustment for net sales of acquired businesses reflects the net sales of OfficeTiger Holdings, Inc. (acquired April 27, 2006), Banta Corporation (acquired January 9, 2007), Perry Judd’s Holdings Incorporated (acquired January 24, 2007) and Von Hoffmann (acquired May 16, 2007).

RR DONNELLEY REPORTS THIRD-QUARTER 2007 RESULTS

R.R. Donnelley & Sons Company

Revenue Reconciliation Reported to Pro Forma

For the three and twelve months ended December 31, 2006

$ IN MILLIONS

(UNAUDITED)

	Reported net sales	Adjustment for net sales of acquired businesses	Pro forma net sales
Three Months Ended December 31, 2006
U.S. Print and Related Services	$1,894.2	$421.8	$2,316.0
International	573.2	145.0	718.2

Consolidated	$2,467.3	$566.8	$3,034.1

Twelve Months Ended December 31, 2006
U.S. Print and Related Services	$7,141.6	$1,656.7	$8,798.3
International	2,175.0	502.1	2,677.1

Consolidated	$9,316.6	$2,158.8	$11,475.4

The reported results of the company include the results of acquired businesses from the acquisition date forward. The company has provided this schedule to reconcile reported net sales for the three and twelve months ended December 31, 2006 to pro forma net sales as if the acquisitions took place at the beginning of the respective periods.

For the three months ended December 31, 2006 the adjustment for net sales of acquired businesses reflects the net sales of Banta Corporation (acquired January 9, 2007), Perry Judd’s Holdings Incorporated (acquired January 24, 2007) and Von Hoffmann (acquired May 16, 2007).

For the twelve months ended December 31, 2006 the adjustment for net sales of acquired businesses reflects the net sales of OfficeTiger Holdings, Inc. (acquired April 27, 2006), Banta Corporation (acquired January 9, 2007), Perry Judd’s Holdings Incorporated (acquired January 24, 2007) and Von Hoffmann (acquired May 16, 2007).